Exhibit 99

Form 3 Joint Filer Information

Name:  New Leaf Venture Associates II, L.P.

Address:  c/o New Leaf Venture Partners, 7 Times Square, Suite 3502
     New York, NY 10036

Designated Filer:  New Leaf Ventures II, L.P.

Issuer & Ticker Symbol:  iRhythm Technologies, Inc. (IRTC)

Date of Event Requiring Statement:  October 25, 2016

Signature:  /s/ Craig L. Slutzkin, attorney-in-fact, New Leaf Venture
     Associates II, L.P., as general partner of New Leaf Ventures II, L.P.

Name:  New Leaf Venture Management II, L.L. C.

Address:  c/o New Leaf Venture Partners, 7 Times Square, Suite 3502
     New York, NY 10036

Designated Filer:  New Leaf Ventures II, L.P.

Issuer & Ticker Symbol:  iRhythm Technologies, Inc. (IRTC)

Date of Event Requiring Statement:  October 25, 2016

Signature:  /s/ Craig L. Slutzkin, attorney-in-fact, New Leaf Venture
     Management II, L.L.C, as general partner of  New Leaf Venture
     Associates II, L.P

Name:  Philippe O. Chambon

Address:  c/o New Leaf Venture Partners, 7 Times Square, Suite 3502
      New York, NY 10036

Designated Filer:  New Leaf Ventures II, L.P.

Issuer & Ticker Symbol:  iRhythm Technologies, Inc. (IRTC)

Date of Event Requiring Statement:  October 25, 2016

Signature:  /s/ Craig L. Slutzkin, attorney-in-fact on behalf of
     Philippe O. Chambon, as Member of New Leaf Venture Management II, L.L.C

Name:  Jeani Delagardelle

Address:  c/o New Leaf Venture Partners, 1200 Park Place, Suite 300
     San Mateo, CA  94403

Designated Filer:  New Leaf Ventures II, L.P.

Issuer & Ticker Symbol:  iRhythm Technologies, Inc. (IRTC)

Date of Event Requiring Statement:  October 25, 2016

Signature:  /s/ Craig L. Slutzkin, attorney-in-fact on behalf of
     Jeani Delagardelle, as Member of New Leaf Venture Management II, L.L.C

Name:  Ronald M. Hunt

Address:  c/o New Leaf Venture Partners, 7 Times Square, Suite 3502
     New York, NY 10036

Designated Filer:  New Leaf Ventures II, L.P.

Issuer & Ticker Symbol:  iRhythm Technologies, Inc. (IRTC)

Date of Event Requiring Statement:  October 25, 2016

Signature:  /s/ Craig L. Slutzkin, attorney-in-fact on behalf of Ronald M. Hunt, as Member of New Leaf Venture Management II, L.L.C

Name:  Liam Ratcliffe

Address:  c/o New Leaf Venture Partners, 7 Times Square, Suite 3502
     New York, NY 10036

Designated Filer:  New Leaf Ventures II, L.P.

Issuer & Ticker Symbol:  iRhythm Technologies, Inc. (IRTC)

Date of Event Requiring Statement:  October 25, 2016

Signature:  /s/ Craig L. Slutzkin, attorney-in-fact on behalf of Liam Ratcliffe, as Member of New Leaf Venture Management II, L.L.C